NVIT J.P. Morgan Inflation Managed Fund
Summary Prospectus April 15, 2025

Class I / Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 15, 2025 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT J.P. Morgan Inflation Managed Fund (the “Fund”) seeks to maximize inflation protected total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	0.50%	0.75%
(1)  “Other Expenses” is based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$51	$160
Class II Shares	77	240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.
NSP-INMG (4/25)
Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund

Principal Investment Strategies
The Fund is designed to protect the total return generated by its core fixed income holdings, as further described below, from inflation risk. As used in the Fund’s objective, “total return” includes income and capital appreciation. The Fund seeks to hedge the risk of inflation by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”) in combination with its core portfolio of bonds and other debt securities. The CPI-U measures the changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. This strategy is intended to create the equivalent of a portfolio of inflation-protected bonds. The Fund also may purchase other investments, including actual inflation-protected securities, such as Treasury Inflation Protected Securities (“TIPS”). “Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio to maximize inflation protected total return.
The fixed income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. The Fund also may invest in TIPS, which are inflation-adjusted securities issued by the U.S. Treasury, as well as in other inflation-linked securities issued by entities such as domestic and foreign corporations and governments. The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade (i.e., “junk” bonds). The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries. All securities in which the Fund invests are denominated in U.S. dollars.
The Fund uses derivatives, such as swaps and futures. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has the flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may use swaps structured as credit default swaps to gain or hedge exposure to investment grade or high-yield securities or indexes of investment grade or high-yield securities.
The subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transactions.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund

Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Inflation managed strategy risk-- the Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Inflation-protected securities risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund

Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Country or sector risk– if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
New fund risk – the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service
Scott E. Grimshaw, CFA	Executive Director	Since 2025
David Rooney, CFA	Executive Director	Since 2025
Edward Fitzpatrick III, CFA	Executive Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund

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Summary Prospectus April 15, 2025

NVIT J.P. Morgan Inflation Managed Fund